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                                                                    EXHIBIT 99.1


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, Eric Loeffel, Chairman of the Board and Principal Executive Officer of EpicEdge, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

         (1) the Annual Report on Form 10-K of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  March 31, 2003                            /s/ Eric Loeffel
                                                  -----------------------------
                                                  Eric Loeffel
                                                  Chairman of the Board &
                                                  Principal Executive Officer